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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                          Date of Report: July 17, 2001
                        (Date of earliest event reported)


                                  FC BANC CORP.
                          ----------------------------
                    (Exact name as specified in its charter)



              Ohio                     0-25616              34-17178070
 ------------------------------------------------------------------------------
 (State or other jurisdiction       (Commission           (I.R.S. Employer
        of incorporation)           File Number)         Identification No.)


       123 North Sandusky Avenue, Box 567, Bucyrus, Ohio     44820-0567
      ------------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (419) 562-7040
                                                            -------------


        105 Washington Square, Box 567, Bucyrus, Ohio     44820-0567
      -----------------------------------------------------------------
        (Former name or former address, if changed since last report)


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On July 17, 2001, the Registrant decided not to retain Dixon, Francis, Davis & Company as the Registrant's principal accountants effective October 1, 2001. The former accountants' reports on the Registrant's financial statements for the past two years ended December 31, 1999 and December 31, 2000 did not contain any adverse opinion or disclaimer or opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended by the Audit Committee of the Registrant and by its Board of Directors. During the Registrant's two most recent fiscal years and subsequent interim periods preceding the dismissal, there were no disagreements with Dixon, Francis, Davis & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Dixon, Francis, Davis & Company would have caused them to make reference to the subject matter of the disagreement in connection with their report. No "reportable events" as defined in Securities and Exchange Commission ("SEC") Regulation S-K
Item 304(a)(1)(v) occurred within the Registrant's two most recent fiscal years and any subsequent interim periods preceding the former accountants' dismissal.

         On July 17, 2001, the Registrant engaged S.R. Snodgrass, A.C. effective October 1, 2001 as its principal accountants to audit the Registrant's financial statements for the year ending December 31, 2001. During the Registrant's two most recent fiscal years and any subsequent interim period prior to engaging the new accountants, the Registrant did not consult with the newly engaged accountants regarding any of the matters described in SEC Regulation S-K Item 304(a)(2)(i) or (ii).

          The Registrant requested that Dixon, Francis, Davis & Company furnish the Registrant with a letter, as promptly as possible, addressed to the SEC, stating whether Dixon, Francis, Davis & Company agrees with the statements made in this Item 4, and if not, stating the respects in which they do not agree. That letter is filed as Exhibit 16 to this report.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURES

         On July 17, 2001, Farmers Citizens Bank, FC Banc Corp.'s wholly owned subsidiary, appointed Coleman J. Clougherty Vice President of Administration of the Bank. Mr. Clougherty formerly served as President and Chief Executive Officer of a community bank located in Southeastern Ohio from August 2000 through May 2001. Prior to that, Mr. Clougherty served as Senior Vice President of a $235 million bank with responsibility for retail operations of an 8 office central Ohio community bank

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

                  Exhibits:

                  Letter re Change in Certifying Accountant



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FC BANC CORP.



                              By: /s/  G.W. Holden
                                 --------------------------------------
                                     G.W. Holden
                                     President and Chief Executive Officer


Date: July 23, 2001



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                                  EXHIBIT INDEX


Exhibit Number             Document

         16                Letter re: Change in Certifying Accountant